UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 24, 2006

HUSKER AG, LLC

(Exact name of registrant as specified in its charter)

Nebraska	000-49773	47-0836953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54048 Highway 20 Plainview, Nebraska	68769
(Address of principal executive offices)	(Zip Code)

(402) 582-4446

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 24, 2006, the Board approved the appointment of Seth Harder as Husker Ag’s General Manager, effective immediately. Prior to this appointment, Mr. Harder, age 27, served as Husker Ag’s Interim General Manager from January 1 – 23, 2006, and as the Plant Manager from September 2004 through December 2005. Prior to joining Husker Ag, Mr. Harder was an ethanol trainer and plant startup specialist from April 2004 through September 2004 for ICM. Mr. Harder was the production manager from November 2002 until April 2004 for Husker Ag. From December 2001 through November 2002, Mr. Harder managed a small ethanol plant for Kuester Ag, LLC, which is owned by Gary Kuester, a member of Husker Ag’s Board Directors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUSKER AG, LLC

Date: January 30, 2006	By:	/s/ Fredrick J. Knievel
Fredrick J. Knievel, Chairman of the Board